Penn Capital Managed Alpha SMID Cap Equity Fund
Schedule of Investments	March 31, 2020 (Unaudited)

Common Stocks: 83.6%	Shares	Value
Aerospace & Defense: 4.0%
Huntington Ingalls Industries, Inc.	1,229	$223,936
Mercury Systems, Inc. (a)	4,145	295,704
		519,640
Banks: 2.6%
Pinnacle Financial Partners, Inc.	5,517	207,108
Western Alliance Bancorp	4,199	128,532
		335,640
Biotechnology: 2.6%
Amarin Corp. PLC - ADR (a)	12,451	49,804
Exelixis, Inc.(a)	16,912	291,225
		341,029
Building Products: 5.6%
Allegion PLC	2,591	238,424
Lennox International, Inc.	1,269	230,691
Masco Corp.	7,815	270,165
		739,280
Commercial Services & Supplies: 1.3%
IAA, Inc. (a)	5,505	164,930
Construction Materials: 1.6%
Martin Marietta Materials, Inc.	1,110	210,045
Diversified Financial Services: 2.2%
Voya Financial, Inc.	7,099	287,865
Electric Utilities: 2.0%
Pinnacle West Capital Corp.	3,418	259,050
Food Products: 1.7%
Lamb Weston Holdings, Inc.	3,804	217,208
Health Care Equipment & Supplies: 3.4%
ICU Medical, Inc. (a)	728	146,889
Teleflex, Inc.	1,039	304,281
		451,170
Health Care Providers & Services: 1.2%
Quest Diagnostics, Inc.	2,046	164,294
Hotels, Restaurants & Leisure: 1.5%
Vail Resorts, Inc.	1,320	194,977
Household Durables: 2.5%
DR Horton, Inc.	5,695	193,630
Meritage Homes Corp. (a)	3,699	135,051
		328,681
Independent Power and Renewable Electricity Producers: 2.3%
Ormat Technologies, Inc.	4,498	304,335
Insurance: 5.4%
Arch Capital Group Ltd. (a)	12,854	365,825
Fidelity National Financial, Inc.	9,767	243,003
Primerica, Inc.	1,110	98,213
		707,041
Interactive Media & Services: 1.6%
IAC/InterActiveCorp (a)	1,144	205,039
IT Services: 3.8%
Black Knight, Inc. (a)	3,077	178,651
GoDaddy, Inc. - Class A (a)	5,487	313,362
		492,013

Life Sciences Tools & Services: 3.4%
Avantor, Inc. (a)	11,730	146,508
PPD, Inc. (a)	7,999	142,462
PRA Health Sciences, Inc. (a)	1,852	153,790
		442,760
Machinery: 1.0%
Allison Transmission Holdings, Inc.	4,002	130,505
Media: 2.5%
Fox Corp. - Class B	5,545	126,869
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	6,536	207,126
		333,995
Metals & Mining: 2.2%
Commercial Metals Co.	9,127	144,116
Kirkland Lake Gold Ltd.	4,902	145,099
		289,215
Pharmaceuticals: 4.6%
Catalent, Inc. (a)	6,960	361,572
Elanco Animal Health, Inc. (a)	10,713	239,864
		601,436
Professional Services: 2.3%
TransUnion	4,480	296,486
Road & Rail: 1.4%
Schneider National, Inc. - Class B	9,559	184,871
Semiconductors & Semiconductor Equipment: 7.4%
Cypress Semiconductor Corp.	12,990	302,927
Marvell Technology Group Ltd.	8,237	186,403
Skyworks Solutions, Inc.	2,611	233,371
Teradyne, Inc.	4,668	252,866
		975,567
Software: 6.3%
Five9, Inc. (a)	3,192	244,060
Nice Ltd. - ADR (a)	1,859	266,878
Tyler Technologies, Inc. (a)	1,084	321,471
		832,409
Specialty Retail: 2.9%
Burlington Stores, Inc. (a)	1,564	247,831
Floor & Decor Holdings, Inc. - Class A(a)	4,044	129,772
		377,603
Technology Hardware, Storage & Peripherals: 1.0%
Western Digital Corp.	3,079	128,148
Trading Companies & Distributors: 0.6%
United Rentals, Inc. (a)	777	79,953
Water Utilities: 2.7%
Essential Utilities, Inc.	8,867	360,887
Total Common Stocks (cost $11,277,049)		10,956,072

Real Estate Investment Trusts (REITs): 12.0%
Camden Property Trust	3,043	241,127
CyrusOne, Inc.	4,934	304,675
Healthcare Trust of America, Inc. - Class A	13,504	327,877
Invitation Homes, Inc.	11,416	243,960
MGM Growth Properties LLC - Class A	7,020	166,164
Sun Communities, Inc.	2,244	280,163
Total REITs (cost $1,715,799)		1,563,966

Total Investments - 95.6% (cost $12,992,848)		12,520,038
Other Assets and Liabilities - 4.4%		579,899
Net Assets: 100.0%		$13,099,937

Percentages are stated as a percent of net assets.
(a)	No distribution or dividend was made during the period ending March 31, 2020. As such, it is classified as a non-income producing security as of March 31, 2020.
ADR	American Depositary Receipt

Country Exposure (as a percentage of total investments) (Unaudited)
United States	90.0%
Bermuda	4.4%
Israel	2.1%
Ireland	1.9%
Canada	1.2%
United Kingdom	0.4%

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS® is a service mark of
MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of March 31, 2020, in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Penn Capital Managed Alpha SMID Cap Equity
Investments in Securities(a)
Common Stocks	$10,956,072	$-	$-	$10,956,072

Real Estate Investment Trusts (REITs)	1,563,966	-	-	1,563,966

Total Investments in Securities	$12,520,038	$-	$-	$12,520,038
(a) All other industry classifications are identified in the Schedule of Investments for the Fund.